UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

PROVIDENCE AND WORCESTER RAILROAD COMPANY

(Exact name of registrant as specified in its charter)

Rhode Island

(State or other jurisdiction of incorporation)

0-16704	05-0344399
(Commission File Number)	(IRS Employer Identification Number)

75 Hammond Street, Worcester, Massachusetts 01610

(Address of principal executive offices)

(508) 755-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 26, 2016, Providence and Worcester Railroad Company (the “Company”) held a Special Meeting of Shareholders (the “Meeting”) in Worcester, Massachusetts. Of the 4,866,593 shares of the Company’s common stock outstanding as of September 16, 2016, the record date for the Meeting, 4,026,712 shares were present or represented by proxy at the Meeting and of the 640 shares of the Company’s preferred stock outstanding as of the record date for the Meeting, 511 shares were present or represented by proxy at the Meeting, constituting a quorum to conduct business.

At the Meeting, the shareholders voted to (i) approve the Merger Agreement (the “Merger Agreement”) by and among the Company, Genesee & Wyoming Inc. (“G&W”) and Pullman Acquisition Sub Inc. (“Merger Sub”), dated as of August 12, 2016, including the plan of merger attached thereto, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), whereupon the separate corporate existence of Merger Sub will cease and the Company will become a wholly-owned subsidiary of G&W, and (ii) approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to named executive officers of the Company in connection with the Merger.

The voting results from the Meeting as to each proposal (each of which proposals is described in greater detail in the definitive proxy statement filed by the Company with the Securities Exchange Commission on September 19, 2016) were as follows:

PROPOSAL 1 — To approve the Merger Agreement by and among the Company, G&W, and Merger Sub, dated as of August 12, 2016:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,987,786	37,508	1,418	0
Preferred Stock	508	0	3	0

PROPOSAL 2 – To approve an advisory (non-binding) proposal on the compensation that may be paid or become payable to named executive officers of the Company in connection with the Merger:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,878,517	131,389	16,806	0
Preferred Stock	508	0	3	0

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the Merger Agreement at the time of the Meeting. The adjournment proposal was not submitted to the shareholders of the Company for approval at the Meeting because Company shareholders approved the Merger Agreement, as noted above.

ITEM 8.01.	OTHER EVENTS

On October 26, 2016, the Company issued a press release announcing the results of the shareholder vote at the Meeting. A copy of the press release, which is attached to this Form 8-K as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

Exhibit no.	Exhibit

99.1	Press Release of the Company, dated October 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENCE AND WORCESTER RAILROAD COMPANY

By:	/s/ Charles D. Rennick
Charles D. Rennick
Secretary and General Counsel

Date: October 26, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated October 26, 2016.